SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: July 26, 2002


                             WORLD WIDE VIDEO, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


  COLORADO                         0-26235                   54-1921580
 -----------                       -------                   ----------
(State or other                 (Commission                (IRS Employer
 Jurisdiction of                 File Number)             Identification No.)
 Incorporation)



                     102A N. MAIN STREET, CULPEPER, VA 22701
                     ---------------------------------------
                                    (Address)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (540)727-7551
                                                            -------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

ITEM 5. OTHER EVENTS

On July 25th, 2002, World Wide Video, Inc. submitted to its edgarizing agent a Form 4 for Frank Maas that reflected the sale of 70,000 shares of WWVD stock and the purchase of 2 Million shares of WWVD stock. In the process of being filed. The agent in error typed in 70 Million shares of WWVD stock in place of 70,000, which was incorrect. Once this error was identified by World Wide Video, Inc., the agent immediately filed an amended Form 4/A which reflected the correct amounts.

We regret any inconvenience caused by this action.




ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

          None.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements:                             None
          Consolidated Pro Forma Financial Statements:      None
          Exhibits:                                         None



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.

Date: July 26, 2002
                                        World Wide Video, Inc.

                                        By: /s/John G. Perry
                                        --------------------
                                        John G. Perry, President